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                                                                    Exhibit 10.7

                            SHARE PURCHASE AGREEMENT

By signing this contract, _____ (the "Seller") agrees to sell the shares of WiderThan Co., Ltd. (the "Company") held by the Seller to _____ ("the Purchaser") under the following conditions.

1 (Object)

The Seller agrees to sell ___ shares of common stock, par value Won 500 per share of the Company (the "Shares") to the Purchaser under the conditions set forth in this document.

2 (Purchase price)

The Shares will be purchased at a purchase price of Won 500 per share, which aggregates to Won ___ in total (the "Purchase Price").

3 (Payment)

The Purchaser will pay the Purchase Price to the Seller no later than _____ in cash.

4 (Transfer of shareholder name)

4.1 The Seller immediately transfers all the rights as a shareholder to the Purchaser when the Purchase Price is paid to the Seller under the clause 3.

4.2 The Purchaser will apply for the transfer of shareholder name with the Company and the Seller will provide necessary assistance to such process.


5 (Tax and Commissions)

All the tax and commissions including share transfer tax relating to the agreement and execution of this contract will be respectively paid by each party with adherence to legal obligations and liabilities.

6 (Resolution of disputes)

The Seller and the Purchaser will put their efforts to solve any dispute arising from or in connection with this contract in an amicable manner. Any dispute, controversy or claim not solved in [a friendly terms] will be referred to and finally
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resolved under the jurisdiction of Seoul District Court.

In witness whereof, the undersigned, being duly authorized by their respective Parties, have signed this agreement. This agreement is drafted and signed in duplicate copies, both copies being equally authentic, and each copy shall be kept by each party.




                                                                  Date 200 . . .

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

Seller                                 Purchaser
Name                                   Name
                           (sign)                                     (Sign)
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Resident Registration Number:          Resident Registration Number:


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Address:                               Address:


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